Exhibit 10(z)




                        AMENDMENT TO AMENDED AND RESTATED
                            REVOLVING CREDIT AGREEMENT

               This FIRST AMENDMENT, dated as of April 18, 1994 (this "Amendment"), among the parties hereto amends the AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT, dated December 30, 1993 (the "Credit Agreement"), and among DATA GENERAL CORPORATION, a Delaware corporation (the "Borrower"), NATIONAL WESTMINSTER BANK PLC ("NWB"), THE BANK OF NOVA SCOTIA ("BNS"), FLEET BANK OF MASSACHUSETTS, NATIONAL ASSOCIATION ("Fleet"), NATIONSBANK OF NORTH CAROLINA, N.A. ("NationsBank"), and CANADIAN IMPERIAL BANK OF COMMERCE (NEW YORK) ("CIBC" and, together with NWB, BNS, FLEET and NATIONSBANK, the "Lenders") and NWB, as Agent (the "Agent").

               WHEREAS, pursuant to the Credit Agreement, each of NWB, BNS, Fleet, NationsBank and CIBC has agreed to make Loans to the Borrower in an aggregate amount not to exceed the amount set forth opposite such Lender's name on the signature pages hereof, as such amount may be reduced pursuant to Section 2.04 of the Credit Agreement; and

               WHEREAS, the Borrower, the Lenders and the Agent desire to amend the Credit Agreement as set forth herein.

               NOW, THEREFORE, it is agreed:

               1. As used herein all terms which are defined in the Credit Agreement shall have the same meanings herein.

               2. Section 5.02(i) of the Credit Agreement is hereby amended in its entirety to provide as follows:

                    (i) Consolidated Tangible Net Worth, Fail to maintain a Consolidated Tangible Net Worth, determined in accordance with U.S. GAAP of at lease (w) $351,500,000 at any time during the quarterly period ending March 26, 1994, (x) $340,000,000 at any time during the quarterly period ending June 25, 1994, (y) $345,000,000 at any time during the quarterly period ending September 24, 1994 and $400,000,000 at any time thereafter, provided that, in the event that the Borrower incurs losses from restructuring expenses (determined in accordance with GAAP), during the quarterly period ending March 26, 1994 (the "Charges") in an amount not in excess of $35,000,000, the aforementioned amounts for each period set forth above shall be increased by an amount equal to the amount by which $35,000,000 exceeds the amount of Charges.

               3. Section 5.02(j) is hereby amended, on the third line thereof, by the insertion of the following phrase:

               , provided that, for the quarterly periods ending March 26, 1994 and June 25, 1994 only, the aforementioned ratio of "1.25 to 1" will be replaced with the ratio of "1.30 to 1."

               4. Section 5.02(k) of the Credit Agreement is hereby amended, on the seventh line thereof, by the substitution of the date "September 24, 1993" for the date of "September 30, 1990" and immediately after such date by the insertion of the following phrase:

               , provided that, during the quarterly period beginning on June 26, 1994 and ending on September 24, 1994 only, the aforementioned ration of "5 to 1" will be replaced with the ratio of "4 to 1."

               5. All representations and warranties contained in Article IV of the Credit Agreement are true and correct as of the date hereof.

               6. This Amendment shall not become effective until the date on which (i) this Amendment shall have been executed by the Borrower, Lenders constitution the Majority Lenders and the Agent and the Agent shall have received evidence satisfactory to it such execution, (ii) the Borrower shall have paid to the Agent for the account of the Lenders an amendment fee in the amount of $87,500, (iii) the Effective Date shall have occurred and (iv) the Borrower provides evidence, satisfactory to the Agent, that the Charges were not in excess of $35,000,000.

               7. The Borrower agrees to pay on demand all out-of-pocket costs and expenses of the Agent in connection with the negotiation, preparation, execution and delivery of this Amendment, including (without limitation) the reasonable fees and out-of-pocket expenses of counsel for the Agent in connection therewith.

               8. This Amendment shall be limited precisely as written and shall not be deemed (a) to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of either of the Agreements or any of the instruments or agreements referred to thereof or (b) to prejudice any right or rights which the Agent or the Lenders may now have or have in the future under or in connection with either Agreements or any of the instruments, agreements or other documents or papers contemplated in connection therewith, and any reference therein to the Credit Agreement shall be deemed to mean the Credit Agreement as modified by this Amendment.

               9. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

               10. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

               IN WITNESS HEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and the year first above written.


                                      DATA GENERAL CORPORATION


                                      By: _____________________________
                                                    Treasurer

                                       4400 Computer Drive
                                       Westborough, MA 01580
                                       Attn.: Treasurer
                                       (Telecopy: 508-366-8016)

     Commitment
     $8,571,428.50                    NATIONAL WESTMINSTER BANK PLC,
                                      as Lender and as Agent


                                      By: _____________________________
                                                  Vice President

                                       Prime Rate Advance Lending Office
                                       National Westminister Bank PLC
                                       New York Branch
                                       175 Water Street
                                       New York, New York 10038
                                       Attn.: Manager's Department Level 21
                                       Telephone: (212) 602-4193
                                       Telecopy: (212) 602-4118

                                       With a copy to:

                                       National Westminster Bank PLC\
                                       New York Branch
                                       175 Water Street
                                       New York, New York 10038
                                       Attn.: New York Marketing Occive
                                        - Level 29
                                       Telephone: (212) 602-4395
                                       Telecopy: (212) 602-4256

                                      NATIONAL WESTMINSTER BANK PLC,
                                      through its LIBOR Rate Advance
                                         Lending Office

                                      By: _____________________________
                                                Vice President


                                       National Westminister Bank PLC
                                       Nassau Branch
                                       175 Water Street
                                       New York, New York 10038
                                       Attn.: Manager's Department Level 21
                                       Telephone: (212) 602-4193
                                       Telecopy: (212) 602-4118

     $8,571,428,50                    THE BANK OF NOVA SCOTIA
                                       101 Federal Street
                                       Boston, Massachusetts 02208
                                       Telephone: (617) 737-6310
                                       Telecopy: (617) 951-2177

                                      By:______________________________
                                                Vice President


     $8,571,428.50                    FLEET BANK OF MASSACHUSETTS,
                                          NATIONAL ASSOCIATION
                                       28 State Street
                                       Boston, Massachusetts 02109
                                       Telephone: (617) 573-6524
                                       Telecopy: (617) 573-5045


                                      By:_____________________________
                                                Vice President


     $5,714,286.00                     NATIONS BANK OF NORTH CAROLINA, N.A.
                                       767 Fifth Avenue
                                       New York, New York 10153
                                       Telephone: (212) 644-4449
                                       Telecopy: (212) 593-1083



                                      By:_____________________________
                                                Vice President


     $8,571,428.50                     CANADIAN IMPERIAL BANK OF COMMERCE
                                       (New York)
                                       425 Lexington Avenue
                                       New York, New York 10017
                                       Telephone: (212) 856-3825
                                       Telecopy: (212) 845-3600



                                      By:_____________________________
                                                Vice President



                     AMENDMENT TO LETTER OF CREDIT AGREEMENT

               This FIRST AMENDMENT, dated as of April 18, 1994 (this "Amendment"), among the parties hereto amends the LETTER OF CREDIT AGREEMENT, dated as of December 30, 1993 (the "L/C Agreement"), and among DATA GENERAL CORPORATION, a Delaware corporation (the "Borrower"), NATIONAL WESTMINSTER BANK PLC ("NWB"), THE BANK OF NOVA SCOTIA ("BNS"), FLEET BANK OF MASSACHUSETTS, NATIONAL ASSOCIATION ("Fleet"), NATIONSBANK OF NORTH CAROLINA, N.A. ("NationsBank"), and CANADIAN IMPERIAL BANK OF COMMERCE (NEW YORK) ("CIBC" and, together with NWB, BNS, FLEET and NATIONSBANK, the "Lenders") and NWB, as Agent (the "Agent").

               WHEREAS, the Borrower, the Lenders and the Agent desire to amend the Letter of Credit Agreement as set forth herein.

               NOW, THEREFORE, it is agreed:

               1. As used herein all terms which are defined in the Letter of Credit Agreement shall have the same meanings herein.

               2. Section 5.02(i) of each of the L/C Agreement is hereby amended in its entirety to provide as follows:

                    (i) Consolidated Tangible Net Worth, Fail to maintain a Consolidated Tangible Net Worth, determind in accordance with U.S. GAAP of at lease (w) $351,500,000 at any time during the quarterly period ending March 26, 1994, (x) $340,000,000 at any time during the quarterly period ending June 25, 1994, (y) $345,000,000 at any time during the quarterly period ending September 24, 1994 and $400,000,000 at any time thereafter, provided that, in the event that the Borrower incurs losses from restructuring expenses (determined in accourdance with GAAP), during the quarterly period ending March 26, 1994 (the "Charges") in an amount not in excess of $35,000,000, the aforementioned amounts for each period set forth above shall be increased by an amount equal to the amount by which $35,000,000 exceeds the amount of Charges.

               3. Section 5.02(j) of the L/C Agreement is hereby amended, on the third line thereof, by the insertion of the following phrase:

               , provided that, for the quarterly periods ending March 26, 1994 and June 25, 1994 only, the aforementioned ratio of "1.25 to 1" will be replaced with the ratio of "1.30 to 1."

               4. Section 5.02(k) of the L/C Agreement is hereby amended, on the seventh line thereof, by the substitution of the date "September 24, 1993" for the date of "September 30, 1990" and immediately after such date by the insertion of the following phrase:

               , provided that, during the quarterly period beginning on June 26, 1994 and ending on September 24, 1994 only, the aforementioned ration of "5 to 1" will be replaced with the ratio of "4 to 1."

               5. All representations and warranties contained in Article IV of the Letter of Credit Agreement are ture and correct as of the date hereof.

               6. This Amendment shall not become effective until the date on which (i) this Amendment shall have been executed by the Borrower, Lenders constitution the Majority Lenders and the Agent and the Agent shall have received evidence satisfactory to it such execution, (ii) the Borrower shall have paid to the Agent for the account of the Lenders an amendment fee in the amount of $87,500, (iii) the Effective Date shall have occurred and (iv) the Borrower provides evidence, satisfactory to the Agent, that the Charges were not in excess of $35,000,000.

               7. The Borrower agrees to pay on demand all out-of-pocket costs and expenses of the Agent in connection with the negotiation, preparation, execution and delivery of this Amendment, including (without limitation) the reasonable fees and out-of-pocket expenses of counsel for the Agent in connection therewith.

               8. This Amendment shall be limited precisely as written and shall not be deemed (a) to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of the Agreement or any of the instruments or agreements referred to thereof or (b) to prejudice any right or rights which the Agent or the Lenders may now have or have in the future under or in connection with either Agreements or any of the instruments, agreements or other documents or papers contemplated in connection therewith, and any reference therein to the Letter of Credit Agreement shall be deemed to mean the Letter of Credit Agreement as modified by this Amendment.

               9. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

               10. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

               IN WITNESS HEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and the year first above written.


                                      DATA GENERAL CORPORATION


                                      By: _____________________________
                                                    Treasurer

                                       4400 Computer Drive
                                       Westboro, MA 01580
                                       Attn.: Treasurer
                                       (Telecopier: 508-366-8016)


                                      NATIONAL WESTMINSTER BANK PLC,
                                      as Lender and as Agent


                                      By: _____________________________
                                                  Vice President

                                       Prime Rate Advance Lending Office
                                       National Westminister Bank PLC
                                       New York Branch
                                       175 Water Street
                                       New York, New York 10038
                                       Attn.: Manager's Department Level 21
                                       Telephone: (212) 602-4193
                                       Telecopy: (212) 602-4118

                                       With a copy to:

                                      NATIONAL WESTMINSTER BANK PLC,
                                       New York Branch
                                       175 Water Street
                                       New York, New York 10038
                                       Attn.: New York Marketing Occive
                                        - Level 29
                                       Telephone: (212) 602-4395
                                       Telecopy: (212) 602-4256

                                      NATIONAL WESTMINSTER BANK PLC,
                                      through its LIBOR Rate Advance
                                         Lending Office

                                      By: _____________________________
                                                Vice President


                                       National Westminister Bank PLC
                                       Nassau Branch
                                       175 Water Street
                                       New York, New York 10038
                                       Attn.: Manager's Department Level 21
                                       Telephone: (212) 602-4193
                                       Telecopy: (212) 602-4118

                                      THE BANK OF NOVA SCOTIA
                                       101 Federal Street
                                       Boston, Massachusetts 02208
                                       Telephone: (617) 737-6310
                                       Telecopy: (617) 951-2177

                                      By:______________________________
                                                Vice President


                                      FLEET BANK OF MASSACHUSETTS,
                                          NATIONAL ASSOCIATION
                                       28 State Street
                                       Boston, Massachusetts 02109
                                       Telephone: (617) 573-6524
                                       Telecopy: (617) 573-5045


                                      By:_____________________________
                                                Vice President


                                       NATIONS BANK OF NORTH CAROLINA, N.A.
                                       767 Fifth Avenue
                                       New York, New York 10153
                                       Telephone: (212) 644-4449
                                       Telecopy: (212) 593-1083



                                      By:_____________________________
                                                Vice President


                                       CANADIAN IMPERIAL BANK OF COMMERCE
                                       (New York)
                                       425 Lexington Avenue
                                       New York, New York 10017
                                       Telephone: (212) 856-3825
                                       Telecopy: (212) 845-3600



                                      By:_____________________________
                                                Vice President